UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report August 14, 2006
(Date of earliest event reported) August 11, 2006
Centrue Financial Corporation
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-15025	36-3846489
(Commission File Number)	(I.R.S. Employer Identification Number)

303 Fountains Parkway, Fairview Heights, Illinois	62208
(Address of principal executive offices)	(Zip Code)
(618) 624-1323
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 11, 2006, Centrue Financial Corporation issued a press release announcing its financial results for the quarter ended June 30, 2006. The press release is attached hereto as Exhibit 99.1
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number

99.1	Press Release, dated August 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION

Dated: August 14, 2006	By:	/s/ Thomas A. Daiber

Thomas A. Daiber
Chief Executive Officer